OMB APPROVAL

OMB Number: 3235-0059

Expires: February 28, 2006

UNITED STATES	Estimated average burden
SECURITIES AND EXCHANGE COMMISSION	hours per response. . . 12.75
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant	[x]
Filed by a Party other than the Registrant	[ ]

[  ]  Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to §240.14a -12

GAM FUNDS, INC.
(Name of Registrant as Specified in Its Charter)

________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (check the appropriate box)

[x]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies: _____________________________________

(2)  Aggregate number of securities to which transaction applies: ____________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________________________________________________

(4) Proposed maximum aggregate value of transaction: ____________________________________________

(5) Total fee paid: ________________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid: ________________________________________________________________

(2) Form, Schedule or Registration Statement No.: ________________________________________________

(3) Filing Party: __________________________________________________________________________

(4) Date Filed: ___________________________________________________________________________

GAM FUNDS, INC.
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                               To the shareholders of the following series of GAM Funds, Inc. (each, a “Fund” and collectively, the “Funds”):

1.	GAM International Equity;

2.	GAM Asia-Pacific Equity;

3.	GAM European Equity;

4.	GAM American Focus Equity;

5.	GAMerica; and

6.	GAM Gabelli Long/Short.

                     Notice is hereby given of a joint special meeting (“Special Meeting”) of shareholders of each Fund to be held on January 25, 2006, at 3:00 P.M., local time, at the offices of GAM Funds, Inc., a Maryland corporation (the “Company”), on the 25th Floor, 135 East 57th Street, New York, New York 10022, for the following purposes:

                     1.      To approve the proposed new Investment Advisory Agreements between the Company and GAM International Management Limited (“GIML”) relating to each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica;

                     2.      To approve the proposed new Investment Advisory Agreement between the Company and GIML as co-investment adviser relating to GAM Gabelli Long/Short;

                     3.      To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM American Focus Equity;

                     4.      To change certain of the fundamental investment restrictions with respect to certain of the Funds; and

                     5.      To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

                               Each shareholder is invited to attend the Special Meeting in person. Only shareholders of record at the close of business on November 18, 2005, are entitled to receive notice of, and to vote at, the meeting. Whether or not you intend to be present at the Special Meeting, we urge you to fill in, sign, date and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your shares.

                               The Board of Directors of the Company has unanimously approved the proposals and recommends that the shareholders entitled to vote at the Special Meeting vote “FOR” the proposals.

By Order of the Board of Directors.

December 22, 2005

By: /s/ Kenneth A. Dursht
Name: Kenneth A. Dursht
Title: Secretary

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY CARD PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE SEE THE ENCLOSED PROXY CARD FOR ADDITIONAL VOTING OPTIONS.

IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.

GAM FUNDS, INC.
135 East 57th Street
New York, New York 10022

PROXY STATEMENT

Introduction

           This Proxy Statement and proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland corporation (the “Company”), for use at a joint special meeting (the “Special Meeting”) of shareholders of each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAM American Focus Equity, GAMerica and GAM Gabelli Long/Short (each, a “Fund” and collectively, the “Funds”) of the Company to be held on January 25, 2006, at 3:00 P.M., local time, at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders. This Proxy Statement and enclosed form of proxy are expected to be mailed to shareholders of record commencing on or about December 27, 2005.

           GAM International Management Limited (“GIML”), 12 St. James’s Place, London, England SW1A 1NX, is the investment adviser to the Funds, other than GAM American Focus Equity and GAM Gabelli Long/Short. GAM USA Inc. (“GAM USA”), 135 East 57th Street, New York, New York 10022, serves as investment adviser to GAM American Focus Equity. GIML and GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580, serve as co-investment advisers to GAM Gabelli Long/Short. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the Company’s Administrator, and GAM Services Inc. (“GAM Services”), 135 East 57th Street, New York, New York 10022, is the Company’s principal underwriter.

           Any proxy received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy.

           The enclosed proxy is revocable by you at any time prior to the Special Meeting by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

           The Company may utilize the services of its officers, who will not receive any compensation therefore, to solicit proxies by telephone, by facsimile, by e-mail or in person. In addition, the Company has retained InvestorConnect to assist in the solicitation of proxies for a fee estimated at $28,000 plus reimbursement of expenses. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will be paid by GIML and GAM USA.

           A COPY OF THE COMPANY’S MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT HAVE BEEN MAILED TO ALL SHAREHOLDERS OF

RECORD AT THE CLOSE OF BUSINESS OF THE COMPANY’S FISCAL YEAR AND MOST RECENTLY ENDED SEMI-ANNUAL PERIOD. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT THE COMPANY BY CALLING (800) 426-4685 AND CHOOSING OPTION 1, 5; WRITING TO 135 EAST 57th STREET, NEW YORK, NEW YORK 10022; OR VISITING OUR WEBSITE AT WWW.GAM.COM. ALL COPIES ARE PROVIDED FREE OF CHARGE.

           The following table summarizes the proposals.

Proposal #	Proposal Description	Applicable Fund

1.	To approve a proposed new Investment Advisory Agreement with respect to the Fund.	GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAMerica and GAM Gabelli Long/Short.

2.	To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM American Focus Equity.	GAM American Focus Equity

3.	To approve the change of a fundamental investment restriction of certain Funds regarding investments in other investment companies.	GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica

4.	To approve the change of a fundamental investment restriction of certain Funds relating to margin requirements of investments in commodities and commodities futures contracts.	GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAMerica and GAM Gabelli Long/Short.

           Shares of each class of each Fund issued and outstanding as of November 18, 2005, are indicated in the following table:

Fund Series	Class A Shares	Class B Shares	Class C Shares

GAM International Equity	4,663,160	397,865	209,938

GAM Asia-Pacific Equity	2,729,580	N/A	N/A

GAM European Equity	2,470,109	N/A	N/A

GAM American Focus Equity	3,179,949	88,632	N/A

GAMerica	1,628,393	318,350	172,759

GAM Gabelli Long/Short	2,627,424	470,634	1,223,615

           Taken together, these shares constituted all of the outstanding securities of the Funds as of November 18, 2005. To the knowledge of the Company, the following shareholder(s) is/are the beneficial owner or owners of record of 5% or more of the relevant Fund’s outstanding shares as of November 18, 2005:

GAM INTERNATIONAL EQUITY
	Class A	Class B	Class C

SEI Trust Company	13.82%
C/O Christiana Bank
EURAM Beta
Attn Mutual Fund Admin
One Freedom Valley Dr
Oaks PA 19456

Merrill Lynch	10.70%
Special Custody Account For The
Exclusive Benefit of Cust of MLPF&S
Attn Fund Administration
5210 E Williams Cir Ste 900
Tucson AZ 85711-4478

Charles Schwab & Co Inc	8.17%
Special Custody Account For the
Exclusive Benefit of Our Customers
Attn Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4122

Merrill Lynch		13.00%	28.38%
Special Custody Account For The
Exclusive Benefit of Cust of MLPF&S
Attn Fund Administration
4800 Deer Lake Dr E
Jacksonville FL 32246-6484

GAM GABELLI LONG/SHORT
	Class A	Class B	Class C

SEI Trust Company	26.46%
C/O Christiana Bank
One Freedom Valley Drive
Oaks PA 19456

Charles Schwab & Co Inc	6.30%
Special Custody Account For The
Exclusive Benefit of Our Customers
Attn Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4122

GAM ASIA-PACIFIC EQUITY
	Class A	Class B	Class C

SEI Trust Company	22.72%
C/O Christiana Bank
EURAM Beta
Attn Mutual Fund Admin
One Freedom Valley Dr
Oaks PA 19456

Charles Schwab & Co Inc	7.50%
Special Custody Account For The
Exclusive Benefit of Our Customers
Attn Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4122

GAM AMERICAN FOCUS EQUITY
	Class A	Class B	Class C

SEI Trust Company	22.56%
C/O Christiana Bank
EURAM Zeta
Attn Mutual Fund Admin
One Freedom Valley Dr
Oaks PA 19456

Charles Schwab & Co Inc	13.50%
Special Custody Account For The
Exclusive Benefit of Our Customers
Attn Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4122

Fayez Sarofim & Co	7.69%
Po Box 52830
Houston TX 77052-2830

SEI Trust Company	6.32%
C/O Christiana Bank
EURAM Beta
Attn Mutual Fund Admin
One Freedom Valley Dr
Oaks PA 19456

NFS LLC FEBO	5.70%
Lasalle Adams Fund
C/O Edith Carol Stein MD
281 Mountain Rd
Norfolk CT 06058-1265

Bost & Co	5.23%
FBO Shamrock Investment Co LLC
Mutual Fund Operations
Po Box 3198
Pittsburgh PA 15230-3198

UBS Financial Services Inc. FBO	10.61%
Scott W Jones-T.O.D.
Scott W. Jones Family Trust-
Beneficiary
3051 West Logan Boulevard
Chicago IL 60647-1707

Merrill Lynch	9.83%
Special Custody Account For The
Exclusive Benefit of Cust Of MLPF&S
Attn Fund Administration
4800 Deer Lake Dr E
Jacksonville FL 32246-6484

NFS LLC FEBO	5.88%
Dabrero Ltd
500 Meadow Ln
Middleburg PA 17842-1250

GAM EUROPEAN EQUITY
	Class A	Class B	Class C

SEI Trust Company	22.15%
C/O Christiana Bank
EURAM Zeta
Attn Mutual Fund Admin

One Freedom Valley Dr
Oaks PA 19456

Charles Schwab & Co Inc	11.87%
Special Custody Account For The
Exclusive Benefit of Our Customers
Attn Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4122

GAMERICA
	Class A	Class B	Class C

SEI Trust Company	19.37%
C/O Christiana Bank
EURAM Zeta
Attn Mutual Fund Admin
One Freedom Valley Dr
Oaks PA 19456

Charles Schwab & Co Inc	12.31%
Special Custody Account For The
Exclusive Benefit of Our Customers
Attn Mutual Funds Dept
101 Montgomery St
San Francisco CA 94104-4122

SEI Trust Company	5.29%
C/O Christiana Bank
EURAM Beta
Attn Mutual Fund Admin
One Freedom Valley Dr
Oaks PA 19456

Merrill Lynch		12.14%	11.99%
Special Custody Account For The
Exclusive Benefit of Cust of MLPF&S
Attn Fund Administration
4800 Deer Lake Dr E
Jacksonville FL 32246-6484

Pershing LLC			6.92%
P.O. Box 2052
Jersey City NJ 07303-2052

To the knowledge of the Company, no other shareholder is a beneficial owner or owner of record of more than 5% of the outstanding shares of any of the above-referenced class of any Fund on that date.

           On November 18, 2005, the record date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof, no director or officer of the Company had a substantial interest, by security holding, either direct or indirect, in any matter to be acted upon. Each whole share is entitled to one vote at the Special Meeting with pro-rata voting rights for any fractional shares.

PROPOSAL ONE:	TO APPROVE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENTS

           The first proposal to be submitted at the Special Meeting is to approve a new investment advisory agreement with respect to each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAMerica and GAM Gabelli Long/Short (the “GIML Funds”) as follows:

           1.           A new investment advisory agreement between the Company and GAM International Management Limited (“GIML”) with respect to each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica (the “New GIML Investment Advisory Agreement”). The form of the New GIML Investment Advisory Agreement is attached hereto as Exhibit A.

           2.           A new investment advisory agreement between the Company and GIML as co-investment adviser relating to GAM Gabelli Long/Short (the “New GIML Co-Investment Advisory Agreement”, and collectively with the New GIML Investment Advisory Agreement, the “New Investment Advisory Agreements”). The form of the New GIML Co-Investment Advisory Agreement is attached hereto as Exhibit B.

           Under each New Investment Advisory Agreement, if approved by the shareholders of the applicable Fund, GIML will be appointed the investment adviser for such Fund, and will agree to provide substantially all of the investment management services relating to the management of such Fund. In the event that a New Investment Advisory Agreement is not approved by the shareholders of a Fund, the Board of Directors will consider alternate arrangements in respect of the management of such Fund’s assets.

           On September 5, 2005, UBS AG (“UBS”) and Julius Baer Holding Ltd. (“Julius Baer”) entered into a definitive sale and purchase agreement pursuant to which Julius Baer agreed to purchase from UBS (the “Transaction”) all issued and outstanding voting securities of GAM Holding AG, whose principal executive offices are located at Klausstr 10, 8008 Zurich, Switzerland (“GAM AG”), together with three private banks, Ehinger & Armand von Ernst AG, Ferrier Lullin & Cie. SA and Banco di Lugano SA, their subsidiaries, and certain other companies (collectively, the “Business”). The closing of the Transaction was completed on December 2, 2005. GAM USA is a direct, wholly-owned subsidiary of GAM AG, and GIML is a direct, wholly-owned subsidiary of GAM (U.K.) Limited, which in turn is a wholly-owned subsidiary of GAM AG. Upon the closing of the Transaction, each of GIML and GAM USA became indirect, wholly-owned subsidiaries of Julius Baer.

           Prior to the closing of the Transaction, investment advisory services were provided to the GIML Funds pursuant to the following investment advisory agreements (each, a “Prior Investment Advisory Contract”):

           1.           Investment advisory services were provided to GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica by GIML pursuant to the Second Amended and Restated Investment Advisory Agreement by and between the Company and GIML dated as of December 14, 2004, and which was last approved by the shareholders of each such Fund on October 26, 1999; and

           2.           Investment advisory services were provided to GAM Gabelli Long/Short by GIML as a co-investment adviser pursuant to an investment advisory agreement by and between the Company and GIML dated as of February 12, 2003, and which was last approved by the shareholders of GAM Gabelli Long/Short on February 25, 2003; the other co-investment adviser to GAM Gabelli Long/Short is GAMCO Investors, Inc. (“GAMCO”) who was appointed as co-investment adviser to GAM Gabelli Long/Short pursuant to an investment advisory agreement by and between the Company and GAMCO dated as of February 12, 2003, and which was last approved by the shareholders of GAM Gabelli Long/Short on February 25, 2003.

           The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The closing of the Transaction constituted an indirect sale of a controlling block of voting securities of GIML and resulted in the automatic termination of the Prior Investment Advisory Contracts.

           To avoid disruption of the investment programs of the GIML Funds upon termination of the Prior Investment Advisory Contracts and for the reasons discussed below, the Company’s Board of Directors, including a majority of the Board of Directors who are not “interested persons” of the Funds or GIML as defined in the 1940 Act (the “Independent Directors”), approved at an in-person meeting held on November 9, 2005 (i) the re-appointment of GIML as investment adviser to the GIML Funds and as co-investment adviser to GAM Gabelli Long/Short, pursuant to separate interim investment advisory agreements between the Company and GIML, which became effective as of the closing of the Transaction as interim agreements as described in Rule 15a-4 under the 1940 Act (the “Interim Investment Advisory Agreements”) and (ii) each New Investment Advisory Agreement, subject to the approval of the shareholders. Under the terms of the Interim Investment Advisory Agreements and in accordance with Rule 15a-4 of the 1940 Act, if the shareholders of a Fund fail to approve a New Investment Advisory Agreement with respect to such Fund prior to the date that is 150 days after the effective date of such Interim Investment Advisory Agreement, then the Interim Investment Advisory Agreement will terminate in accordance with its terms and the Board of Directors will consider alternate arrangements in respect of the management of such Fund’s assets.

Description of the Transaction.

           Pursuant to the terms of the Transaction and in consideration for the sale of the Business, Julius Baer agreed to pay to UBS a purchase price consisting of approximately 3.8 billion Switzerland Francs (approximately $2.9 billion as of December 1, 2005) in cash or cash equivalents, and such number of common shares of Julius Baer so as to ensure that UBS holds 21.5% of the share capital of Julius Baer immediately following the closing of the Transaction. The cash and cash equivalent component of the purchase price consists of (i) approximately 2.75 billion Switzerland Francs in cash, (ii) 200 million Switzerland Francs in dividends to be paid by certain of the acquired companies that are part of the Business, (iii) 225 million Switzerland Francs in non-cumulative and non-voting perpetual Tier 1 preferred securities to be issued by Julius Baer Capital, Guernsey, a wholly-owned subsidiary of Julius Baer and (iv) 625 million Switzerland Francs in senior debt instruments to be issued by Julius Baer and guaranteed by GAM AG. Part of the cash consideration agreed to be paid by Julius Baer to UBS at the closing of the Transaction consists of the proceeds of a “rights issue” of newly issued shares by Julius Baer to its existing shareholders conducted for the purpose of raising funds to pay for the acquisition. Subject to certain adjustments, the total value of the Transaction (based on the average price of Julius Baer common shares as of September 5, 2005) is approximately 5.6 billion Switzerland Francs (approximately $4.3 billion as of December 1, 2005).

           The Julius Baer group is one of Switzerland’s leading banking institutions and manages substantial assets for private and institutional clients from all over the world. The services offered by the Julius Baer group consist mainly of asset management and investment counseling, investment funds for private and institutional investors as well as securities brokerage and foreign exchange. Julius Baer, whose principal executive offices are at Bahnhofstrasse, 36, P.O. Box, CH-8010 Zurich, Switzerland, is majority-owned by Julius Baer Ltd., the holding company of the Julius Baer group. Prior to the closing of the Transaction, the asset management division of Julius Baer had approximately CHF90 billion (approximately $68.7 billion as of December 1, 2005) in assets under management, and after the closing of the Transaction, the combined assets under management of Julius Baer’s asset management division are expected to equal approximately 156 billion Switzerland Francs (approximately $119.1 billion as of December 1, 2005).

Section 15(f) of the 1940 Act.

           Section 15(f) of the 1940 Act provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale provided that two conditions are satisfied. The first condition of Section 15(f) is that during any three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Funds currently satisfy this condition.

           Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). There are no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund.

           The Interim Investment Advisory Agreements

           Each Interim Investment Advisory Agreement is identical in all material respects to the Prior Investment Advisory Contract that preceded such Interim Investment Advisory Agreement, except that each Interim Investment Advisory Agreement provides for (i) advisory fees to be paid into an interest-bearing escrow account, (ii) its automatic termination upon 150 days from its execution and (iii) its termination upon 10 calendar days’ written notice with the approval of a majority of the Board of Directors or by a vote of a majority of the outstanding shares of the Fund. Each Interim Investment Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that was payable to GIML under the Prior Investment Advisory Contract that preceded such Interim Investment Advisory Agreement. If a New Investment Advisory Agreement is approved by the shareholders of a Fund, the escrowed funds, including interest, will be paid to GIML. If a New Investment Advisory Agreement is not approved by the shareholders of a Fund, GIML shall be entitled to an amount equal to the lesser of (i) its costs of performing its services during the interim period plus interest and (ii) the amount in the escrow account plus interest.

Expenses.

           GIML will assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as each may require in the performance of its duties under an Interim Investment Advisory Agreement. Each Fund will bear all expenses of its organization, operation and business of such Fund not expressly assumed or agreed to be paid by GIML under the Interim Investment Advisory Agreement.

Fees.

           Each Interim Investment Advisory Agreement with respect to a Fund provides for advisory fees to be paid to GIML by such Fund. The advisory fee under each Interim Investment Advisory Agreement is calculated in the same manner as the compensation that was payable to

GIML by such Fund under the Prior Investment Advisory Contract that preceded such Interim Investment Advisory Agreement. Under the Interim Investment Advisory Agreements, the advisory fees payable by each of the Funds listed below is as follows (which fees are calculated in the same manner as the compensation that was payable by such Fund under the Prior Investment Advisory Contract that preceded such Interim Investment Advisory Agreement):

For GAM International Equity, GAM European Equity and GAM Asia-Pacific Equity:

-	1.00% per annum of average daily net assets up to and including $500 million;

-	0.90% per annum of average daily net assets greater than $500 million and up to and including $1 billion; and

-	0.85% per annum of average daily net assets greater than $1 billion.

For GAMerica:

-	1.00% per annum of the average daily net assets up to and including $250 million;

-	0.90% per annum of the average daily net assets greater than $250 million and up to and including $1 billion; and

-	0.85% per annum of average daily net assets greater than $1 billion.

           GIML has voluntarily agreed to waive a portion of its advisory fee (0.10% per annum) during the fiscal year 2005 and 2006 with respect to GAM European Equity, GAM International Equity, GAM Asia-Pacific Equity and GAMerica.

For GAM Gabelli Long/Short:

          Under the Interim Investment Advisory Agreement with respect to GAM Gabelli Long/Short, GIML receives a fee comprised of two components, of which GAMCO receives two-thirds and GIML receives one-third (which fees are calculated in the same manner as the compensation that was payable by GAM Gabelli Long/Short under the Prior Investment Advisory Contract which preceded such Interim Investment Advisory Agreement). The first component is a base fee equal to 1.50%, annualized, of GAM Gabelli Long/Short’s average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how GAM Gabelli Long/Short has performed relative to the S&P 500 Composite Stock Price Index (the “S&P”), GAM Gabelli Long/Short’s benchmark, during a specified performance period. A performance period in respect of any month consists of the current month, plus the previous 11 months. The base fee will be increased (or decreased) by a performance adjustment of 0.125% for each whole percentage point that GAM Gabelli Long/Short’s investment performance is 3% or better (or worse) than the performance of the S&P during the performance period. The maximum performance adjustment upward or downward is 0.50% annualized. Depending on the performance of GAM Gabelli Long/Short, during any twelve-month period, GIML and GAMCO together may receive as much as 2.00% or as little as 1.00% in advisory fees. In the event the total advisory fee for any monthly period is less than 1.20% annualized, GAMCO will receive 60%, and GIML will receive 40%, of such fee. The table below describes the advisory fee, with applicable performance adjustment that GAMCO and GIML together would receive, based on the performance of GAM Gabelli Long/Short as compared to its benchmark index, the S&P:

If the Performance of GAM Gabelli	Base Fee		The aggregate total fees payable
Long/Short:	+/- Performance		by the Fund will be equal to:
	Adjustment		(as a % of average daily net
			assets on an annual basis)

Underperforms the S&P by 6.00% or more	1.50% -	0.50%	1.00%

Underperforms the S&P by 5.00% to 5.99%	1.50% -	0.375%	1.125%

Underperforms the S&P by 4.00% to 4.99%	1.50% -	0.25%	1.25%

Underperforms the S&P by 3.00% to 3.99%	1.50% -	0.125%	1.375%

Underperforms the S&P by 0.01% to 2.99%	1.50% -	0.00%	1.50%

Equals the S&P	1.50%		1.50%

Outperforms the S&P by 0.01% to 2.99%	1.50% -	0.00%	1.50%

Outperforms the S&P by 3.00% to 3.99%	1.50% -	0.125%	1.625%

Outperforms the S&P by 4.00% to 4.99%	1.50% -	0.25%	1.75%

Outperforms the S&P by 5.00% to 5.99%	1.50% -	0.375%	1.875%

Outperforms the S&P by 6.00% or more	1.50% -	0.50%	2.00%

          GAMCO, a corporation organized in 1999 under the laws of the State of New York, is located at One Corporate Center, Rye, New York 10580. GAMCO provides investment advisory services to high net worth individuals, investment companies as a sub-adviser, pension and profit sharing plans, pooled investment vehicles, charitable organizations and government entities. GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc., a publicly held company listed on the New York Stock Exchange (“GAMI”), which is not affiliated with either GIML or GAM USA. GAMCO and GIML became Co-Investment Advisers to GAM Gabelli Long/Short effective October 9, 2002, first, pursuant to separate Interim Investment Advisory Agreements and then, pursuant to separate Investment Advisory Agreements approved by shareholders on February 25, 2003. Prior to October 9, 2002, GAM USA served as Investment Adviser to GAM Gabelli Long/Short. Mr. Mario J. Gabelli may be deemed to be a controlling person of GAMCO on the basis of his controlling interest in GAMI. GAMCO has several affiliates that also provide advisory services.

                    The actual advisory fees paid by each Fund during the fiscal year ended December 31, 2004, are set forth below:

	GAM		GAM
	International	GAM Asia-	European		GAM Gabelli
	Equity	Pacific Equity	Equity	GAMerica	Long/Short

2004	$ 1,169,669	$ 189,327	$ 281,426	$ 924,745	$ 593,445

Limitation of Liability of GIML.

           GIML will not be liable for any losses resulting from any investment or other act or omission in the course of rendering services under the Interim Investment Advisory Agreements in the absence of its willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its duties thereunder.

           Each Interim Investment Advisory Agreement provides that GIML will have no liability to the Company or to any shareholder of a Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by GIML of its duties under such Interim Investment Advisory Agreement or any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of a Fund’s assets maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed, except for liability resulting from willful misfeasance, bad faith or gross negligence on GIML’s part or reckless disregard of its duties under the Interim Investment Advisory Agreement. In addition, GAM Gabelli Long/Short indemnifies GAMCO for any loss or damage incurred by GAMCO arising out of any action seeking to enforce a liability for which GAMCO is not liable pursuant to the terms of its Interim Investment Advisory Agreement.

Term and Termination.

           Each Interim Investment Advisory Agreement was approved by the affirmative vote of the Board of Directors, including a majority of the Independent Directors, at a meeting held on November 9, 2005, and became effective as of the closing of the Transaction. Each Interim Investment Advisory Agreement will terminate automatically in the event of its assignment, as such term is defined under the 1940 Act, and may be terminated by the Fund with respect to which such Interim Investment Advisory Agreement relates at any time without payment of any penalty upon not more than 10 calendar days’ written notice, with the approval of a majority of the Board of Directors or by vote of a majority of the outstanding shares of such Fund (as defined by the 1940 Act). Each Interim Investment Advisory Agreement provides that it will continue in effect until the earlier of (i) 150 days after the date thereof, (ii) termination thereof for any reason by the Board of Directors or by the vote of a majority of the outstanding shares of the Fund as described above or (iii) approval thereof by the Board of Directors, including the Independent Directors, and a majority of the outstanding shares of the applicable Fund, of a New Investment Advisory Agreement with respect to such Fund.

           GIML.

           GIML has its principal offices at 12 St. James’s Place, London SW1A 1NX England. GIML is a direct, wholly-owned subsidiary of GAM (U.K.) Limited, which in turn is a direct, wholly-owned subsidiary of GAM AG. Prior to the closing of the Transaction, GAM AG was a direct, wholly-owned subsidiary of UBS. As a result of the Transaction, GAM AG became a direct, wholly-owned subsidiary of Julius Baer and GIML became an indirect, wholly-owned subsidiary of Julius Baer. GIML is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

     The Directors and principal executive officers of GIML and their principal occupations are set forth below. Each Director and principal executive officer of GIML may be reached care of GAM International Management Limited, 12 St. James’s Place, London SW1A 1NX England.

Name and Position Held
with GIML	Principal Occupation

John Bennett, Director	Investment Director, GIML
Michael Bunker, Director	Investment Director, GIML
Jeffrey Ginsberg, Director	Director, Marketing, GIML
Gordon Grender, Director	Investment Director, GIML
Andrew Hanges, Chairman and	Investment Director, GIML; also acts as Director, Chairman and President
Director	of the Company
Peter Kleeman, Director	Director, Consultant, GIML
Fiona Newlands	Head of UK Legal and Compliance, Chief Compliance Officer
David Smith, Director	Investment Director, GIML
Jeremy Smouha, Director	Investment Director, GIML
Andrew Wills, Director	GAM Group Head of Finance
Scott Sullivan, Director	Head of GAM Group Legal and Compliance

     GIML acts as investment adviser or investment consultant to other series of the Company and the other registered funds set forth in the table below:

		Net Assets of
Name of Fund	Investment	Fund as at	Annual Rate of	Fees Waived
	Objective	November 21,	Compensation	or Reduced
		2005 (thousands)

GAM International	long-term capital	$111,994	1% of average net	Yes
Equity	appreciation		asset value up to
			and including $500
			million, 0.90% of
			average net asset
			value greater than
			$500 million up to
			and including $1
			billion, and 0.85%
			of average net asset
			value greater than
			$1 billion

GAM Asia-Pacific	long-term	$34,376	1% of average net	Yes
Equity	appreciation		asset value up to
			and including $500
			million, 0.90% of

Net Assets of
Name of Fund	Investment	Fund as at	Annual Rate of	Fees Waived
	Objective	November 21,	Compensation	or Reduced
2005 (thousands)

average net asset
value greater than
$500 million up to
and including $1
billion, and 0.85%
of average net asset
value greater than
$1 billion

GAM European	long-term capital	$34,247	1% of average net	Yes
Equity	appreciation		asset value up to
and including $500
million, 0.90% of
average net asset
value greater than
$500 million up to
and including $1
billion, and 0.85%
of average net asset
value greater than
$1 billion

GAMerica	long-term capital	$55,419	1% of average net	Yes
	appreciation		asset value up to
and including $250
million, 0.90% of
average net asset
value greater than
$250 million up to
and including $1
billion, and 0.85%
of average net asset
value greater than
$1 billion

GAM Avalon	long-term capital	$200,172	2.0% of average net	No
Lancelot, LLC *	appreciation		asset value

GAM Avalon	long-term capital	$18,536	2.0% of average net	Yes **
Galahad, LLC *	appreciation		asset value

GAM Avalon Multi-	long-term capital	N/A	2.0% of average net	No
Strategy (TEI), LLC ***	appreciation		asset value

GAM Institutional	long-term capital	N/A	2.0% of average net	No
Multi-Strategy, LLC ***	appreciation		asset value

GAM Multi-Strategy	long-term capital	N/A	2.0% of average net	No
Investments, LLC ***	appreciation		asset value

* GAM USA is the investment adviser of each of GAM Avalon Lancelot, LLC and GAM Avalon Galahad, LLC (each a “GAM Avalon Fund”), and receives a monthly management fee at an annual rate equal to 2% of the net assets of each GAM Avalon Fund. GIML serves as Investment Consultant to each GAM Avalon Fund and receives 25% of the fees paid to GAM USA.

** GAM USA has voluntarily agreed to cap the total expenses of GAM Avalon Galahad, LLC at 2.75% of average net assets for the fiscal year ending March 31, 2006. During this period, GAM

USA will reimburse GAM Avalon Galahad, LLC when necessary so that its total expenses, including management fee, custody and administrative fees, as well as other operating expenses and organizational/offering expenses, will not exceed 2.75% . If the expense ratio of GAM Avalon Galahad, LLC drops below 2.75% of average net assets on an annualized basis during this period, GAM USA will re-coup expenses it previously paid via a reimbursement from GAM Avalon Galahad, LLC. On November 9, 2005 the Board of Directors of GAM Avalon Galahad, LLC resolved to dissolve and liquidate GAM Avalon Galahad, LLC.

*** None of GAM Avalon Multi-Strategy (TEI), LLC, GAM Institutional Multi-Strategy, LLC or GAM Multi-Strategy Investments, LLC have commenced operations as of the date hereof.

Payments to Affiliated Broker-Dealers.

           The table below sets forth the aggregate dollar amounts of brokerage commissions paid to broker-dealers that are affiliated with GIML and the percentage of the Fund’s aggregate brokerage commissions paid to such broker-dealers for the fiscal year ended December 31, 2004:

           GAM Gabelli Long/Short:

	Aggregate		% of Aggregate
	Dollar Amount of	% of Aggregate	Dollar Amount
	Commissions Paid	Commissions	of Transactions
Affiliated Broker	($)	Paid to UBS	Paid to UBS

UBS AG (London
Branch)	$200	0.16%	0.05%

	Aggregate		% of Aggregate
	Dollar Amount of	% of Aggregate	Dollar Amount
	Commissions Paid	Commissions	of Transactions
Affiliated Broker	($)	Paid to Gabelli	Paid to Gabelli

Gabelli & Company	$13,639	10.89%	9.38%

Payments to GAM Services

           GAM Services serves as the distributor and principal underwriter of each Fund’s shares pursuant to distribution agreements with each Fund (the “Distribution Agreements”). GAM Services is an indirect, wholly-owned subsidiary of UBS. Upon the closing of the Transaction, GAM Services became an indirect, wholly-owned subsidiary of Julius Baer and each of the Distribution Agreements automatically terminated as a result of their “assignment” (as defined in the 1940 Act). In anticipation of the Transaction, the Board of Directors at its November 9, 2005 meeting approved the adoption by the Funds, as of the closing of the Transaction, of new distribution agreements (the “New Distribution Agreements”) with GAM Services containing substantially the same terms as those contained in the Distribution Agreements.

           Under the New Distribution Agreements, GAM Services receives a sales load on sales of Class A, Class B and Class C Shares of the Funds and reallows a portion of the sales load to brokers/dealers. GAM Services also receives distribution fees payable pursuant to the Funds’ Plans of Distribution for Class A, Class B and Class C Shares described below (the “Plans”). The New Distribution Agreements may be terminated at any time upon 60 days’ written notice, without payment of a penalty, by GAM Services, or by vote of a majority of the Board of Directors who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the New Distribution Agreements. The New Distribution Agreements will terminate automatically in the event of their “assignment” (as defined in the 1940 Act).

          In addition to the amount paid to broker/dealers described above and in the Funds’ Prospectus, GAM Services from time to time may offer assistance to broker/dealers and their registered representatives in the form of business and educational or training seminars. Broker/dealers may not use sales of any of the Funds’ shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer’s internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Costs associated with incentive or training programs are borne by GAM Services and paid from its own resources or from fees collected under the Plans. GAM Services from time to time may reallow all or a portion of the sales charge on Class A and Class C Shares to individual selling dealers.

          The aggregate dollar amount of underwriting commissions and the amount retained by GAM Services for the fiscal year ending December 31, 2004 is as follows:

			2004
			(000s omitted)
	CLASS A		CLASS C
		After		After
	Aggregate	Reallowance	Aggregate	Reallowance
	($)	($)	($)	($)

GAM International Equity	8	2	1	0
GAM Asia-Pacific Equity	33	4	1	0
GAM European Equity	21	3	2	0
GAM American Focus Equity	0	0	0	0
GAMerica	27	2	2	0
GAM Gabelli Long/Short	24	4	36	0

          For the fiscal year ended December 31, 2004, GAM Services retained front-end sales loads of $14,846 from the sale of Fund shares.

          The aggregate dollar amount of contingent deferred sales charges paid to and retained by GAM Services for the fiscal year ended December 31, 2004 is as follows:

	2004
	CLASS A ($)	CLASS C ($)

GAM International Equity	1,704	208
GAM Asia-Pacific Equity	180	35
GAM European Equity	171	34
GAM American Focus Equity	1,294	354
GAMerica	3,183	297
GAM Gabelli Long/Short	295	166

          For the fiscal year ended December 31, 2004, GAM Services received contingent deferred sales loads of $7,921 from the redemption of the Funds’ shares.

          Each Fund has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act to pay for distribution and sale of its shares. All of the services provided to the Funds by GAM Services will continue to be provided after the New Investment Advisory Agreements are approved. Total dollar amounts paid by each of the Funds pursuant to the Distribution Plans for the fiscal year ended December 31, 2004 are as follows:

	CLASS A	CLASS B	CLASS C
	($)	($)	($)

GAM International Equity	246,029	98,906	35,909
GAM Asia-Pacific Equity	51,306	12,341	4,781
GAM European Equity	77,015	14,154	2,653
GAM American Focus Equity	153,019	27,283	16,511
GAMerica	192,695	125,963	91,093
GAM Gabelli Long/Short	63,662	65,787	134,230

           The above arrangements between the Funds and GAM Services are not expected to change as a result of the New Investment Advisory Agreements being implemented.

Approval by the Board of Directors of the Interim Investment Advisory Agreements.

           In approving each Interim Investment Advisory Agreement at the in-person meeting of the Board of Directors held on November 9, 2005, the Company’s Board of Directors, including a majority of the Independent Directors, considered a number of factors, including; the continuity of the current business and portfolio management of the GIML Funds after the closing of the Transaction; the nature, extent and quality of services to be provided by GIML to each GIML Fund; the investment performance of each GIML Fund, and other factors. Each Director indicated at the in-person meeting that he had previously received and read materials containing information provided by GIML relevant to their decision to approve (i) the Interim Investment Advisory Agreements and (ii) the New Investment Advisory Agreements. Each Director also confirmed that he had received and reviewed a 15(c) report (the “Lipper Report”) prepared by

Lipper Inc. (“Lipper”), as well as material provided by Julius Baer Investment Management LLC (“JBIM”), as requested by counsel for the Independent Directors.

           Continuity of Business

           When considering the continuity of the current business and portfolio management of the GIML Funds after the closing of the Transaction, the Board of Directors took into account the fact that GIML would remain a direct subsidiary of GAM AG, and that David M. Solo would continue to serve as Chief Executive Officer of GAM AG and would, in addition, become head of the combined asset management business of Julius Baer consisting of the business of GAM AG and JBIM. The Board of Directors also made note of the fact that GIML would continue to serve as investment adviser to the GIML Funds, albeit as subsidiaries within the Julius Baer complex, and that the GIML Funds would continue to be operated as a brand independent from the Julius Baer brand.

           The Board of Directors also noted that representatives of JBIM had affirmed that it was their understanding that it was presently contemplated that GIML would continue as a sister company of JBIM, retaining a separate registration as an investment adviser with the Securities and Exchange Commission (“SEC”), that the investment strategy of the GIML Funds would not be affected by the Transaction, and that the senior management team of GIML and the GIML Funds’ portfolio managers would remain in place, retaining full responsibility for all aspects of investment decision making and business development. Based on these representations, the Board of Directors determined that there would be a continuity of the current business and portfolio management of the GIML Funds after completion of the Transaction.

           Nature, Extent and Quality of Services Provided

           When considering the nature, extent and quality of the services to be provided by GIML to each GIML Fund, the Board of Directors separately considered with respect to each such GIML Fund the in-house capability of GIML in terms of administration, research and trading capabilities, the professional qualifications and experience of the portfolio managers responsible for the direction of each of the Funds, and the regulatory compliance policies and procedures of GIML as a measure of the nature, extent and quality of the services provided by GIML. Based on these considerations, the Board of Directors concluded that the services to be provided were appropriate and acceptable.

           Investment Performance of the GIML Funds and GIML

           With respect to the Lipper Report, the Board of Directors noted that: GAM Gabelli Long/Short’s performance in Class A, B and C had ranked, in all but one instance, first or second in its group over the past three years and in the second quintile in its universe; that the performance of GAMerica had improved in the most recent year from the fifth quintile for all three classes for its group and universe to the third quintile for its group with respect to Classes A and B and the fourth quintile with respect to Class C, and to the second and third quintiles respectively, for its universe, that GAM European Equity had dropped from the third to the fourth quintile in its group and from the second to third quintile in its universe in the last year, that GAM International Equity continued to rank in the second quintile for its group and the third quintile for its universe for the past two years in all three classes, and that GAM Asia-Pacific Equity, which was in a group of three funds, was ranked in the first or second quintile for its universe over the past five years.

           The Board of Directors also took into account the relatively favorable performance of each of the GIML Funds against their benchmarks for the year and quarters commencing as of September 30, 2004, but noted that Morningstar rankings through September 30, 2005, with the exception of GAM Asia-Pacific Equity which received three stars, had received only two stars for the most recent three year period. The Board of Directors believed that GAM USA’s proposal to liquidate GAM American Focus Equity was a reasonable response to the Board of Directors’ request in December 2004 that GAM USA and GIML closely monitor the performance of the Funds. The Board of Directors noted Julius Baer’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on future performance of the GIML Funds.

           Costs of Services Provided and Profitability

           In evaluating the costs of the services to be provided by GIML under the Interim Investment Advisory Agreements and the profitability to GIML of its relationships with each GIML Fund, the Board of Directors reviewed, among other things, the Lipper Report which compared Fund expenses, including those of advisers, administrators, custodians and 12b-1 fees, with a group of “peer funds” selected by Lipper on the basis of comparability, as well as with broader expense universe that takes into account expenses within the investment classification/objective of each GIML Fund in question. The Lipper Report also provided the Board of Directors with relative performance data of each Fund measured against the total return performance of what Lipper deemed to be similar funds and, also against a performance universe comprising all funds within the investment classification/objective of the applicable GIML Fund Lipper noted that it had obtained performance data for other funds from their most recent SEC filings, which meant that performance ending data for the performance groupings and universe vary.

           The Board of Directors also considered a report prepared by GIML and GAM USA showing the estimated aggregate revenues received by GIML and GAM USA for each GIML Fund and the estimated related costs to GIML and GAM USA of each GIML Fund as a business unit, as compared with the total revenues, costs, overhead, bonuses and taxes of the two advisers, as a measure of the cost of the services provided and the estimated profitability to GIML and GAM USA from their relationships with each GIML Fund. In addition, the Board of Directors also reviewed the advisory fees paid by other clients of GIML and considered the financial condition of GIML.

           While the Board of Directors believed that the performance of the Funds over the year, other than GAM American Focus Equity, had generally been favorable, it took note of the fact that the Lipper Report placed each of the Funds in the fifth group and universe quintiles in terms of expenses. It noted that while the management fee charged by GIML was at or near the median, total expenses were at the high end due in part to costs, such as transfer agent and custodial charges that are proportionately significant when the assets of a fund and the complex it is in are relatively small so that it is not possible to negotiate rates that can significantly lower the expense ratios. The Board of Directors also took into account the fact that GAM USA had negotiated lower fees with the administrator and transfer agent for 2005, as well as the decision to continue to contain expenses borne by the Funds by a management fee waiver by GIML of 0.10% per annum of the average daily net assets of GAM International Equity, GAM European Equity, GAM Asia-Pacific Equity and GAMerica. It also noted that permanent breakpoints had been put in place in 2004 with respect to the management fees of all but GAM Gabelli Long/Short.

           Ancillary Benefits to GIML and its Affiliates

           The Board of Directors also weighed the possible benefits that could be expected from the Transaction. These included the fact that the combined asset management business of GAM AG and Julius Baer would benefit the GIML Funds’ investors by the consolidation of the legal & compliance departments of GIML, GAM USA and JBIM. In addition, the combination of GIML, GAM USA and Julius Baer offers the prospect of increasing the critical mass of staff, capital and resources and focus on the U.S. market available to support the GIML Funds. The Board of Directors also considered the possibility that GIML’s position within the Julius Baer asset management practice will permit it to build upon its key competencies, processes, investment products and, possibly, allow it to leverage Julius Baer’s distribution network.

           Fees and Economies of Scale

           In reviewing the Transaction, the Board of Directors considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on material provided by JBIM, as requested by legal counsel for the Independent Directors, the Board of Directors determined that as a result of the Transaction, the GIML Funds’ total management fees would not increase. It was noted that if the assets of a GIML Fund increase, a shareholder’s percentage of these management fees and other non-management expenses would be expected to decrease. It was noted that the benefits of these economies of scale would be attributed to shareholders (other than shareholders of GAM Gabelli Long/Short) as permanent breakpoints had been put in place in 2004 with respect to the management fees of all but GAM Gabelli Long/Short.

           Other Considerations

           The Board of Directors also considered, among other things, the regulatory history of JBIM as an investment adviser, as well as the absence of material litigation or administrative proceedings alleging violations of federal or state securities laws, and a certification by officers of JBIM that it has a compliance program in place that is in accordance with Rule 206(4)-7 under the Advisers Act and that its compliance program is consistent with the standard set forth in Rule 38a-1 under the 1940 Act.

           The Board of Directors took note of the fact that the GIML Funds will not bear the costs of the Transaction, including the costs of the proxy solicitation needed to seek approval of shareholders of the new advisory agreements or the cost of counsel to the Independent Directors.

           Based on all of these factors, the Board of Directors concluded that the adoption of the Interim Investment Advisory Agreements was in the best interests of the shareholders of each of the GIML Funds, and concluded that the terms of the Interim Investment Advisory Agreements are fair and reasonable to the shareholders of such Funds.

The New Investment Advisory Agreements.

           Each New Investment Advisory Agreement is identical in all material respects to the Interim Investment Advisory Agreement that it is intended to replace, except that it does not provide for advisory fees to be paid into an interest-bearing escrow account, does not provide for its automatic termination upon 150 days from the date of its execution, and does not provide for termination upon 10 calendar days’ written notice with the approval of a majority of the Board of Directors or by a vote of a majority of the outstanding shares of the applicable Fund. In particular, each New Investment Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that is payable to GIML by such Fund under the Interim Investment Advisory Agreement that is intended to be replaced by such New Investment Advisory Agreement. Upon shareholder approval, each New Investment Advisory Agreement will continue in effect for consecutive terms of one year ending on each anniversary date of such approval, subject to approval annually by the Board of Directors of the Company or by vote of a majority of the outstanding shares of the applicable Fund and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors. Each New Investment Advisory Agreement will terminate automatically in the event of its assignment, and may be terminated by either party thereto without the payment of any penalty upon 60 days’ prior notice in writing to the other party; provided that, in the case of termination by the Company, such action will have been authorized by resolution of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding shares of the applicable Fund.

Approval by the Board of Directors of the New Investment Advisory Agreements.

           On November 9, 2005, the Board of Directors met in person for the purpose of reviewing the New Investment Advisory Agreements and approved, by majority vote, including the vote of a majority of the Independent Directors voting separately, the adoption of each New Investment Advisory Agreement, subject to the approval of the shareholders. At the same in-person meeting, the Board of Directors again separately considered the qualifications of GIML and the personnel who provide portfolio management services, as well as the several factors evaluated in connection with the approval of the Interim Investment Advisory Agreements described above and other factors relevant to their consideration. The Board of Directors also noted that each New Investment Advisory Agreement provides for an aggregate fee to be paid to GIML that is calculated in the same manner as the compensation that is payable to GIML by a Fund under the applicable Interim Investment Advisory Agreement. Also at the November 9, 2005 meeting, the Board of Directors approved the calling of the Special Meeting for the purposes of obtaining the required shareholder approvals of the New Investment Advisory Agreements.

           There are no arrangements or understandings in connection with the New Investment Advisory Agreements with respect to the composition of the Board of Directors of any of the Company, GAM USA or GIML.

Shareholder Approval of the New Investment Advisory Agreements.

           At the Special Meeting, the New Investment Advisory Agreements will be submitted for approval of the shareholders of the applicable Funds. Approval of each New Investment Advisory Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund to which such New Investment Advisory Agreement relates. A majority of the outstanding shares of a Fund is described under the 1940 Act as the lesser of (a) 67% or more of the shares of such Fund present at a meeting if the holders of more than 50% of such shares are present in person or by proxy or (b) more than 50% of such Fund’s outstanding shares.

           If a New Investment Advisory Agreement is approved by the shareholders, such agreement will be effective as of the date of such approval. In the event that a New Investment Advisory Agreement is not approved by the shareholders of a Fund, then the Board intends to terminate the Interim Investment Advisory Agreement in effect with respect to such Fund as quickly as is practicable under the circumstances, and to make alternative arrangements for the management of the investments of such Fund as it believes are appropriate and in the best interests of the shareholders of such Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH GIML FUND VOTE FOR THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT FOR SUCH FUND.

PROPOSAL TWO:	TO APPROVE THE PROPOSED PLAN OF DISSOLUTION AND LIQUIDATION PROVIDING FOR THE COMPLETE DISSOLUTION, LIQUIDATION AND TERMINATION OF GAM AMERICAN FOCUS EQUITY

Reasons for the Liquidation

           The Board of Directors of the Company recommends the liquidation of GAM American Focus Equity. On November 9, 2005, the Board of Directors of the Company, including a majority of the Independent Directors, approved the submission of a Plan of Dissolution and Liquidation for GAM American Focus Equity in the form attached to this proxy statement as Exhibit C (the “Liquidation Plan”) to the shareholders of GAM American Focus Equity. The Board of Directors recommends that the shareholders of GAM American Focus Equity vote “FOR” the approval of the Liquidation Plan described below. In reaching its decision to submit the Liquidation Plan to the shareholders of GAM American Focus Equity, the Board of Directors considered the relative underperformance of GAM American Focus Equity, its competitive position in the marketplace, its small size and limited growth prospects, and the potential tax consequences to shareholders resulting from the liquidation of GAM American Focus Equity (see “Federal Income Tax Consequences” below) and determined that the Liquidation Plan was advisable. Accordingly, the Board recommends the liquidation of GAM American Focus Equity as the most appropriate course of action.

           Generally, the Liquidation Plan provides for the dissolution, liquidation, and subsequent termination of GAM American Focus Equity. GAM USA, the investment adviser of GAM American Focus Equity, has agreed to assume the costs and expenses associated with GAM American Focus Equity’s liquidation, except for brokerage commissions, taxes and extraordinary expenses, if any. The Liquidation Plan will not impose a new fee or expense or increase any existing fee or expense to be paid by GAM American Focus Equity or its shareholders.

Description of the Liquidation Plan and Related Transactions

           The following discussion summarizes the important terms of the Liquidation Plan. This summary is qualified in its entirety by reference to the Liquidation Plan itself. The Liquidation Plan provides for the orderly liquidation of the assets of GAM American Focus Equity, distribution of net liquidation proceeds, and subsequent termination of GAM American Focus Equity. If the shareholders of GAM American Focus Equity approve the Liquidation Plan, GAM USA will liquidate GAM American Focus Equity's assets on such terms and conditions as GAM USA shall determine to be reasonable and in the best interests of GAM American Focus Equity and its shareholders.

           The Liquidation Plan will become effective on the date it is approved by the shareholders of GAM American Focus Equity (the “Effective Date”). Commencing on the Effective Date, GAM American Focus Equity will wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders after paying or providing for all known liabilities. During the winding up period, GAM American Focus Equity may invest a significant portion of its assets in short-term instruments, such as variable rate demand notes. In addition, GAM American Focus Equity may hold a substantial amount of uninvested cash (which may exceed its normal investment limitation of 20%).

           As soon as reasonably practicable after liquidating its assets to cash and paying or providing for liabilities, GAM American Focus Equity will distribute its net liquidation proceeds to all remaining shareholders of each class of its shares. Liquidation distributions shall be calculated using the respective net asset value per share of each class of shares as determined in accordance with GAM American Focus Equity's most recent prospectus and statement of additional information, as supplemented (a “Liquidation Distribution”). Before liquidating, GAM American Focus Equity may make one or more dividend distributions of tax-exempt income and income or capital gain realized on the disposition of portfolio securities. It is anticipated that Liquidation Distributions shall be paid either by wire or by check made payable to and mailed directly to the shareholder of record. The final liquidating distribution to the shareholders of GAM American Focus Equity shall be in complete redemption and cancellation of all of the outstanding shares of GAM American Focus Equity. Approval and adoption of the Liquidation Plan will not impair a shareholder’s right to redeem his or her GAM American Focus Equity shares. Accordingly, at any time prior to the close of business on the Liquidation Date (as defined in the Liquidation Plan), a shareholder may redeem shares in accordance with the redemption procedures described in GAM American Focus Equity’s most recent prospectus and Statement of Additional Information, as supplemented.

           GAM Services has agreed to waive any contingent deferred sales charge (“CDSC”) that might otherwise apply to a Liquidation Distribution. GAM Services has also agreed to waive any CDSC applicable to a redemption of shares of GAM American Focus Equity made prior to or on the Liquidation Date. The officers of GAM American Focus Equity are authorized to perform any acts necessary or appropriate to consummate the transactions contemplated by the Liquidation Plan as well as to execute and deliver any documents necessary to liquidate GAM American Focus Equity’s assets, terminate GAM American Focus Equity, or otherwise carry out the Liquidation Plan. The officers of GAM American Focus Equity shall serve in their present capacities until such time as GAM American Focus Equity is legally terminated.

Federal Income Tax Consequences

           The following summary provides general information on the federal income tax consequences of a shareholder’s receipt of a Liquidation Distribution. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

           Pursuant to the Liquidation Plan, GAM American Focus Equity will sell its assets and distribute the proceeds to its shareholders. GAM American Focus Equity anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), during the short taxable year ending on the Liquidation Date. The sale of the assets of GAM American Focus Equity may accelerate GAM American Focus Equity’s realization of income, gains and losses. As of December 31, 2004, GAM American Focus Equity had approximately $1.5 million in net capital loss carryforwards that could be used to offset capital gains.

           For federal income tax purposes, the liquidation of GAM American Focus Equity will be a taxable event for shareholders and may result in a shareholder’s recognition of taxable income, gain or loss on the redemption of GAM American Focus Equity shares in connection with the Liquidation Distribution. A shareholder’s receipt of a Liquidation Distribution will be viewed as a sale of his or her shares of GAM American Focus Equity in exchange for an amount equal to the Liquidation Distribution. Each shareholder generally will recognize gain or loss measured by the difference between the adjusted tax basis in the shares and the Liquidation Distribution received from GAM American Focus Equity. Assuming the shares are held as a capital asset, the gain or loss generally will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain will be treated as long-term capital gain, taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15%, and any such loss will be treated as long-term capital loss and subject to limitations.

           If a shareholder realizes a loss on the redemption of any of his or her GAM American Focus Equity shares that he or she has held for six months or less on the date of the redemption, then the loss will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules. In addition, if a shareholder realizes a loss on the redemption of any of her shares that he or she has held for six months or less as of the date of the redemption, then the loss to the extent not otherwise disallowed will be treated as a long-term capital loss for federal income tax purposes to the extent of the amount of any capital gain dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules. Liquidation Distributions paid to individuals and certain other non-corporate shareholders may be subject to backup withholding at a rate of 28% if such shareholders fail to certify that their social security number or taxpayer identification number is correct and that they are not subject to backup withholding. Backup withholding is not an additional tax and may be credited against a taxpayer’s federal income tax liability.

           The receipt of a Liquidation Distribution by an individual retirement account or individual retirement annuity (“IRA”) that holds shares generally will not be included in the IRA owner’s gross income for federal income tax purposes. If, however, under the terms of the IRA, the Liquidation Distribution must be distributed immediately to the IRA owner, the distribution would be taxable as ordinary income to such IRA owner for federal income tax purposes for the year in which the IRA owner receives the distribution. In addition, if the IRA owner has not attained the age of 59-1/2, the distribution generally would be subject to an additional 10% early withdrawal penalty. Nonetheless, in such a situation, a taxable event may be avoided either: (i) by transferring the IRA account balance before it is distributed directly to another IRA custodian or trustee; or (ii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. All or any part of the assets in an IRA may be rolled over only once in any consecutive twelve-month period; therefore, a rollover will not be a viable option if the IRA was rolled over at any time within the twelve-month period preceding the date of the Liquidation Distribution. There are many rules governing IRAs and the transfer and rollover treatment of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Therefore, owners of IRAs that will receive Liquidation Distributions should consult with their own tax advisors for more complete information regarding the tax consequences of Liquidation Distributions.

           This summary of the federal income tax consequences is generally applicable to shareholders who are individual United States citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to other shareholders, such as corporations, trusts, estates, tax-exempt organizations or non resident aliens. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.

           No tax ruling has been or will be requested from the Internal Revenue Service regarding the payment or receipt of a Liquidation Distribution. The statements above are not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as described above.

PAYMENT BY GAM AMERICAN FOCUS EQUITY OF LIQUIDATION DISTRIBUTIONS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER PERSONAL TAX ADVISOR CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIVING A LIQUIDATION DISTRIBUTION.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF GAM AMERICAN FOCUS EQUITY VOTE FOR THE PROPOSED PLAN OF DISSOLUTION AND LIQUIDATION.

PROPOSAL THREE:	TO CHANGE A FUNDAMENTAL INVESTMENT RESTRICTION OF GAM INTERNATIONAL EQUITY, GAM ASIA-PACIFIC EQUITY, GAM EUROPEAN EQUITY AND GAMERICA

           The Company has adopted fundamental investment restrictions that govern the operations of the Funds. Fundamental investment restrictions may not be changed or eliminated without a vote of the outstanding shares of the Company. At the meeting held on November 9, 2005 the Board of Directors approved the change of the fundamental investment restriction of each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMercia, subject to the approval of the shareholders as described below. The investment restriction proposed to be changed is set forth below, followed by a brief commentary.

Proposed Change.

           The Company is proposing to change the current fundamental investment restriction number 8 in the Company’s Statement of Additional Information. Restriction 8 limits investments by the Funds in other investment companies. Clause (ii) of the first sentence of restriction 8 permits each Fund to invest in securities of closed-end investment companies in accordance with the limits set forth therein. Clause (y) of the second sentence of restriction 8 permits GAM Gabelli Long/Short, notwithstanding the aforementioned restriction, to invest in securities of any investment company, including open-end investment companies, in accordance with the limits set forth therein. The proposed change would allow all of the Funds, not only GAM Gabelli Long/Short, to invest in securities of open-end investment companies up to the limits set forth in the proposed change.

           Restriction 8 states that “each Fund may not … (8) Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, reorganization or acquisition of assets or (ii) a Fund may purchase securities of closed-end investment companies up to (a) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (b) 5% of the total assets of the Fund with respect to any one investment company and (c) 10% of the total assets of the Fund in the aggregate. Notwithstanding the foregoing, GAM Gabelli Long/Short shall not purchase securities of other investment companies, except, (x) in connection with a merger, consolidation, reorganization or acquisition of assets or (y) such Fund may purchase securities of investment companies up to (i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (b) 5% of the total assets of such Fund with respect to any one investment company and (c) 10% of the total assets of the Fund in the aggregate.”

           The Board of Directors proposes changing restriction 8 to delete the phrase “closed-end” in clause (ii) of the first sentence of restriction 8 and deleting the second sentence of restriction 8 so that restriction 8 will read in its entirety as follows:

           “each Fund may not … (8) Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, reorganization or acquisition of assets or (ii) a Fund may purchase securities of investment companies up to (a) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (b) 5% of the total assets of the Fund with respect to any one investment company and (c) 10% of the total assets of the Fund in the aggregate.”

           The Board of Directors desires to implement the proposed change primarily to allow the investment of each Fund’s assets, not only GAM Gabelli Long/Short, in exchange traded funds (“ETFs”). ETFs are typically registered open-end investment companies whose assets generally consists of a basket of securities representing a specified securities index, such as the Dow Jones Industrial Average or the S&P 500 Composite Stock Price Index, and whose shares are publicly traded on established securities exchanges. The Board of Directors believes that making this change will further the investment objectives of the Funds by providing greater flexibility to GIML while increasing the effectiveness of portfolio management.

           Specifically, the Board of Directors believes that ETFs, and other similar securities, offer a cost-effective and efficient mechanism by which the Funds can achieve their investment objectives. For example, use of ETFs allows a Fund to take a position in respect of an entire index, components of an index, or industry sector – or any group of securities of which any ETF is constituted – simply by buying shares of the ETF, rather than by buying shares in all of the underlying companies that make up the index or industry sector, either for investment or hedging purposes. ETFs are also cost efficient because a Fund may quickly gain exposure simply by purchasing ETF shares, rather than by purchasing shares in the underlying companies, resulting in savings in brokerage commissions and charges to such Fund.

           The extent to which a Fund can invest in other investment companies is limited by law in order to protect against potential abuses. The principal potential adverse consequence of such investments is the imposition of multiple layers of investment advisory fees and expenses on an investor’s capital. The fees charged by the sponsors and advisors of ETFs are generally extremely low, lessening the concern about layering of fees. ETF shares are tradable on established securities exchanges, which generally reduces concerns regarding liquidity.

           Although the Funds intend to use the elimination of this investment restriction to invest in ETFs, the proposed change to investment restriction 8 would also allow the investment of the Fund’s assets in other types of open-end investment companies, other than ETFs, such as registered open-end fund of funds, and other management investment companies, for which the fees and expenses charged by sponsors and advisors may be significantly higher than those charged for ETFs. As a result, the investment of a Fund’s assets in open-end funds, other than ETFs, could result in the imposition of multiple layers of investment advisory fees and expenses on an investor’s capital, resulting in higher fees and expenses than would be the case if the investor were to invest directly in such open-end fund. In addition, the redemption of securities issued by such open-end funds may be subject to various limitations and restrictions, resulting in less liquidity than would be the case for ETFs.

           The limitations on investment in investment companies set forth in clause (ii) of revised restriction 8 generally reflect the provisions of Section 12(d) of the 1940 Act, ensuring that investments by the Fund in ETFs, and other similar securities, will be in accordance with applicable law. The Board of Directors believes that investors in each of the Funds to which this proposed change applies will benefit from the proposed change in the fundamental investment restrictions because such Funds will be able to utilize a financial instrument which provides fast, efficient and cost-effective exposure to indices, components of indices or industry sectors, both long and short. GIML believes that the use of ETFs under the revised fundamental investment restriction, if approved by the shareholders, will contribute to each Fund’s ability to generate desirable investment performance at an acceptable level of risk.

Shareholder Approval of the Change of the above Investment Restriction.

           At the Special Meeting, the change to the above investment restriction will be submitted for approval of the shareholders of the applicable Funds. Approval of each investment restriction requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund to which such investment restriction relates. A majority of the outstanding shares of a Fund is described under the 1940 Act as the lesser of (a) 67% or more of the shares of such Fund present at a meeting if the holders of more than 50% of such shares are present in person or by proxy or (b) more than 50% of such Fund’s outstanding shares.

           If the change to the above investment restriction is approved by the shareholders, such agreement will be effective as of the date of such approval. In the event that the change to the above investment restriction is not approved by the shareholders of a Fund, then the investment restriction would remain unchanged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF GAM INTERNATIONAL EQUITY, GAM ASIA-PACIFIC EQUITY, GAM EUROPEAN EQUITY AND GAMERICA VOTE FOR THE PROPOSED AMENDMENT TO THIS FUNDAMENTAL INVESTMENT RESTRICTION.

PROPOSAL FOUR:	TO CHANGE A FUNDAMENTAL INVESTMENT RESTRICTION OF GAM INTERNATIONAL EQUITY, GAM ASIA-PACIFIC EQUITY, GAM EUROPEAN EQUITY, GAMERICA AND GAM GABELLI LONG/SHORT

           As discussed above, the fundamental investment restrictions adopted by the Company may not be changed or eliminated without a vote of the outstanding shares of the Company. At the meeting held on November 9, 2005 the Board of Directors approved the change of a fundamental investment restriction of each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAMercia and GAM Gabelli Long/Short, as described below. The investment restriction proposed to be changed is set forth below, followed by a brief commentary.

Proposed Change.

           The Company is proposing to change the current fundamental investment restriction number 11 in the Company’s Statement of Additional Information. Restriction 11 limits investments by the Funds in commodities or commodities futures contracts and states that “each Fund may not … (11) Invest in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up to 5% of its net assets in initial margin or premiums for futures contracts or options on futures contracts.” The proposed change of this fundamental investment restriction would allow the Funds to invest in commodities and commodity futures contracts without regard to the 5% limitation on such investments. Accordingly, the Board of Directors proposes changing restriction 11 to delete the words “up to 5% of its net assets” in restriction 11 so that restriction 11 will read in its entirety as follows:

           “each Fund may not … (11) Invest in commodities, except that each Fund may enter into forward foreign exchange contracts and may invest in initial margin or premiums for futures contracts or options on futures contracts.”

           The Board of Directors desires to implement the proposed change primarily to allow the Fund’s greater use of financial commodities, including stock index futures and options. The Board of Directors believes that as use of these instruments have become prevalent in the marketplace, the current restrictions on the Fund’s ability to invest in commodities or commodity futures contracts places the Funds at a competitive disadvantage. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

           As a result of the change of this fundamental investment restriction, each Fund will have increased ability to hedge against the possibility of an increase or decrease in interest rates adversely affecting the value of the securities held in its portfolio by purchasing or selling a futures contract on a specific debt security whose price is expected to reflect changes in interest rates. However, if a Fund anticipates an increase in interest rates and rates decrease instead, the Fund will loose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures position. A Fund may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. A Fund may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing techniques can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the portfolio securities of the Fund which are the subject of the hedge. In addition, a Fund’s purchase of such options will be based upon predictions as to anticipated interest rates, which could prove to be inaccurate. The potential loss related to the purchase of an option on an interest rate futures contract is limited to the premium paid for the option.

           The change of this fundamental investment restriction will also provide each Fund with increased ability to purchase and sell stock index futures contracts, and purchase, sell and write put and call options on stock index futures contracts, for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market value of the stocks included in the index. An option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the strike price of the option. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor’s 100. In the case of a stock index future, the seller of the futures contract is obligated to deliver, and the purchaser is obligated to take, an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. If the assets of a Fund are substantially invested in equity securities, the Fund might sell a futures contract based on a stock index which is expected to reflect changes in prices of stocks in the Fund’s portfolio in order to hedge against a possible general decline in market prices. A Fund may similarly purchase a stock index futures contract to hedge against a possible increase in the price of stocks before the Fund is able to invest cash or cash equivalents in stock in an orderly fashion.

           Although each Fund intends to purchase or sell commodity futures contracts only if there is an active market for each such contract, no assurance can be given that a liquid market will exist for the contracts at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

           The effectiveness of trading in stock index futures and options as a hedging technique will depend upon the extent to which price movements in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index future or option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase, sale or writing of a stock index future or option depends upon movements in the level of stock prices in the stock market generally, or in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

           Successful use of stock index futures by the Funds also is subject to the ability of the investment adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions.

           In light of the above, the Board of Directors considered it in the best interests of each Fund and its respective shareholders to obtain shareholder approval of the change of this fundamental investment restriction. The Board of Directors further resolved to recommend this change of the Funds’ fundamental investment restriction to the Funds’ shareholders for their approval.

Shareholder Approval of the Change of the above Investment Restriction.

           At the Special Meeting, the change to the above investment restriction will be submitted for approval of the shareholders of the applicable Funds. Approval of each investment restriction requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund to which such investment restriction relates. A majority of the outstanding shares of a Fund is described under the 1940 Act as the lesser of (a) 67% or more of the shares of such Fund present at a meeting if the holders of more than 50% of such shares are present in person or by proxy or (b) more than 50% of such Fund’s outstanding shares.

           If the change to the above investment restriction is approved by the shareholders, such agreement will be effective as of the date of such approval. In the event that the change to the above investment restriction is not approved by the shareholders of a Fund, then the investment restriction would remain unchanged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF GAM INTERNATIONAL EQUITY, GAM ASIA-PACIFIC EQUITY, GAM EUROPEAN EQUITY, GAMERICA AND GAM GABELLI LONG/SHORT VOTE FOR THE PROPOSED CHANGE OF THIS FUNDAMENTAL INVESTMENT RESTRICTION.

SUPPLEMENTAL INFORMATION

SHAREHOLDER PROPOSALS

           The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 135 East 57th Street, New York, New York 10022. Any proposal should be received a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.

ADDITIONAL INFORMATION

           The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the appropriate Fund is required to constitute a quorum for the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. In determining whether to adjourn or postpone a Special Meeting, the following factors may be considered: the nature of the Proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment or postponement will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before a Special Meeting prior to any adjournment or postponement if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” any Proposal in favor of an adjournment and will vote those proxies required to be voted “AGAINST” any such Proposal against any adjournment or postponement.

           Approval of each of Proposals 1, 2, 3 and 4 will require the affirmative vote of a majority of the votes cast at the Special Meeting by the outstanding voting shares of the appropriate Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against the Proposal for purposes of obtaining the requisite approval of each Proposal.

OTHER MATTERS

           Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

           If you cannot attend the Special Meeting in person, please promptly complete, sign and date the enclosed proxy and return it in the envelope provided so that the Special Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

Dated: December 22, 2005

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

EXHIBIT A

New GIML Investment Advisory Agreement

[Date]
GAM International Management Limited
12 St. James’s Place
SW1A 1NX
London, England

           Re: New Engagement as Investment Adviser to GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica

Dear Sirs:

           We refer to (i) the Second Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement”) dated December 14, 2004 between GAM Funds, Inc. (the “Fund”) and you relating to each of the following series of the Fund’s shares: GAM International Equity; GAM Asia-Pacific Equity; GAM European Equity and GAMerica (the “Covered Funds”) and (ii) our letter to you dated as of even date, which confirms your engagement, subject to the terms and conditions set forth therein, as investment adviser to the Covered Funds on an interim basis (as described in Rule 15a-4 of the Investment Company Act of 1940 (the “1940 Act”)). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Investment Advisory Agreement.

           The Fund hereby confirms your engagement as investment adviser to the Covered Funds, subject to the following terms and conditions:

           1.           Your engagement hereunder as investment adviser to a Covered Fund shall become effective with respect to such Covered Fund as of the date (the “Effective Date”) on which this engagement has first been approved by (1) the Board of Directors of the Fund, including a majority of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund and (2) the vote of a majority of the outstanding voting securities of such Covered Fund.

           2.           Except as provided in this letter agreement, all terms and conditions of your engagement as investment adviser to the Covered Funds shall be as set forth in the Investment Advisory Agreement, and the terms of the Investment Advisory Agreement shall be deemed to be fully reinstated as of the Effective Date with respect to your engagement hereunder as investment adviser to the Covered Funds. In the event of any inconsistency between the terms of this letter agreement and the Investment Advisory Agreement, the terms of this letter agreement shall prevail.

           Please indicate your acceptance of the above terms and conditions by countersigning the enclosed copy of this letter and returning it to me at the above address.

Yours sincerely,

GAM Funds, Inc.

By:

Name:

Title:

Acknowledged and agreed as of the date first above written:

GAM International Management Limited

By:

Name:

Title:

EXHIBIT B

New GIML Co-Investment Advisory Agreement

[Date]
GAM International Management Limited
12 St. James’s Place
SW1A 1NX
London, England

               Re: New Engagement as Investment Adviser to GAM Gabelli Long/Short

Dear Sirs:

           We refer to (i) the Investment Advisory Agreement (the “Investment Advisory Agreement”) dated February 12, 2003 between GAM Funds, Inc. (the “Fund”) and you relating to GAM Gabelli Long/Short, a series of the Fund’s shares (“GAM Gabelli Long/Short”) and (ii) our letter to you dated as of even date, which confirms your engagement, subject to the terms and conditions set forth therein, as investment adviser to GAM Gabelli Long/Short on an interim basis (as described in Rule 15a-4 of the Investment Company Act of 1940 (the “1940 Act”)). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Investment Advisory Agreement.

           The Fund hereby confirms your engagement as investment adviser to GAM Gabelli Long/Short, subject to the following terms and conditions:

           1.           Your engagement hereunder as investment adviser to GAM Gabelli Long/Short shall become effective as of the date (the “Effective Date”) on which this engagement has first been approved by (1) the Board of Directors of the Fund, including a majority of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund and (2) the vote of a majority of the outstanding voting securities of GAM Gabelli Long/Short.

           2.           Except as provided in this letter agreement, all terms and conditions of your engagement as investment adviser to GAM Gabelli Long/Short shall be as set forth in the Investment Advisory Agreement, and the terms of the Investment Advisory Agreement shall be deemed to be fully reinstated as of the Effective Date with respect to your engagement hereunder as investment adviser to GAM Gabelli Long/Short. In the event of any inconsistency between the terms of this letter agreement and the Investment Advisory Agreement, the terms of this letter agreement shall prevail.

           Please indicate your acceptance of the above terms and conditions by countersigning the enclosed copy of this letter and returning it to me at the above address.

Yours sincerely,

GAM Funds, Inc.

By:

Name:

Title:

Acknowledged and agreed as of the date first above written:

GAM International Management Limited

By:

Name:

Title:

EXHIBIT C

Plan of Dissolution and Liquidation

GAM AMERICAN FOCUS EQUITY

PLAN OF DISSOLUTION AND LIQUIDATION

          THIS PLAN OF DISSOLUTION AND LIQUIDATION (the “Plan”) dated as of November 9, 2005, is in respect of GAM American Focus Equity (the “Fund”), a separate series of GAM Funds, Inc. (the “Company”), a Maryland corporation, operating as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and sets forth the terms and conditions of the Fund’s complete dissolution, liquidation, and termination in conformity with the Company’s Articles of Incorporation and By-Laws.

          WHEREAS, at a meeting of the Company’s Board of Directors (the “Board”) on November 9, 2005, the Board, including those Directors who are not “interested persons” (as defined in the 1940 Act) of the Company or the Fund, determined to submit this Plan to the Fund’s shareholders for their approval, such Plan to provide for the orderly dissolution, liquidation, and termination of the Fund.

          NOW THEREFORE, upon approval of this Plan by a majority of the Fund’s outstanding shares entitled to vote on such matter, the dissolution, liquidation, and termination of the Fund shall be carried out in the manner set forth herein:

          1.           EFFECTIVE DATE OF PLAN. This Plan shall be effective only upon its approval by the vote of a majority of the Fund’s outstanding shares entitled to vote on such matter obtained at a special meeting of the Fund’s shareholders called for the purpose of voting on this Plan. The date of this Plan’s approval by the Fund’s shareholders is hereinafter referred to as the “Effective Date.”

          2.           WINDING UP OF BUSINESS. Commencing with the Effective Date, the Fund shall wind up its business and affairs and, as soon as is reasonably practicable, distribute its net assets to the Fund’s shareholders in accordance with the provisions of this Plan after payment to (or reservation of assets for payment to) the Fund’s creditors.

                    Notwithstanding the provisions of this Plan, the Fund shall, prior to making the final liquidating distributions to shareholders described in Section 5, continue to (i) honor requests for the redemption of Fund shares received before the close of business on the Liquidation Date (as defined in Section 5) and (ii) issue shares, as appropriate, in connection with the reinvestment of dividends or distributions by existing shareholders.

           3.           LIQUIDATION OF ASSETS. As soon as reasonably practicable following the Effective Date and consistent with the terms of this Plan and the prospectus of the Fund, the Fund shall liquidate its assets to cash or cash equivalents.

           4.           PAYMENT OF LIABILITIES. As soon as reasonably practicable after the

           Effective Date, the Fund shall determine and pay (or reserve reasonable amounts to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions described in Section 5.

          5.           FINAL LIQUIDATING DISTRIBUTIONS. As soon as reasonably practicable after the liquidation of all of the Fund’s assets to cash form and the payment of (or the reservation of reasonable amounts for the payment of) known liabilities, the Company shall calculate final liquidating distributions with respect to each class of its shares and distribute such net liquidation proceeds to all remaining shareholders of each class in the manner provided below. The date determined by the Company for the calculation of such final liquidating distributions is hereinafter referred to as the “Liquidation Date.”

          (a)         Each shareholder who is a record holder of a class of Fund shares as shown on the books of the Fund as of the close of business on the Liquidation Date (a “Record Holder”) shall be entitled to and shall receive from the Fund’s net liquidation proceeds payable to that class a liquidating distribution proportionate to its share ownership of that class (a “Liquidation Distribution”). Each such Liquidation Distribution shall be calculated using the net asset value per share attributable to that class as determined as of the close of business on the Liquidation Date in accordance with the Fund’s most recent prospectus and statement of additional information, as supplemented, and shall be rounded to the second decimal place.

          (b)         As soon as reasonably practicable after the Liquidation Date, the Fund shall pay each Liquidation Distribution either by wire or by check made payable to and mailed directly to the Record Holder.

          (c)         No shareholder shall be entitled to interest on a Liquidation Distribution, and such distributions shall be subject to any applicable withholding fees or taxes.

          (d)         The final Liquidating Distributions described above shall be in complete redemption and cancellation of all of the Fund’s outstanding shares.

          6.           TERMINATION OF THE FUND. As soon as reasonably practicable after the completion of the final liquidating distributions described in Section 5, the Fund shall be terminated pursuant to the terms of this Plan, the Company’s Articles of Incorporation, and applicable provisions of Maryland law.

          7.           EXPENSES OF LIQUIDATION AND TERMINATION. The Fund’s investment adviser will bear all expenses that are incurred by the Fund in connection with the implementation of this Plan (other than brokerage commissions, taxes, and extraordinary expenses, if any).

          8.           AUTHORIZATION OF DIRECTORS AND OFFICERS. The Board and, subject to the general direction of the Board, the Company’s officers shall have the authority, in the name and on behalf of the Fund, to make, execute, and deliver such other agreements, conveyances, assignments, certificates, and filings and to take such further actions as they may deem necessary or desirable in order to carry out this Plan and to conduct and complete the winding-up of the business and affairs of the Fund, including the preparation and filing of any amendments to the Company’s Articles of Incorporation that may be required to cancel all of the Fund’s outstanding shares, the preparation and filing of all tax returns as well as any other forms or documents that may be required by the provisions of the Internal Revenue Code of 1986, as amended, the 1940 Act, applicable Maryland law, or any other applicable state or federal law.

           9.           AMENDMENT AND TERMINATION OF PLAN.

          (a)          Except as otherwise provided by applicable law, the Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan as they may deem necessary or appropriate to effect the dissolution, liquidation, and termination of the Fund and the distribution of the Fund’s net assets to its shareholders.

          (b)          Except as otherwise provided by applicable law, the Board may terminate this Plan and abandon the dissolution and liquidation contemplated hereby at any time prior to the Effective Date if, in the judgment of the Board, the facts and circumstances make proceeding with this Plan inadvisable.

          10.          GOVERNING LAW PROVISIONS. This Plan shall be subject to and construed consistently with the Company’s Articles of Incorporation and By-Laws and shall otherwise be governed by and, construed in accordance with the laws of the State of Maryland.

GAM INTERNATIONAL EQUITY
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JANUARY 25, 2006

           The undersigned hereby appoints Joseph Cheung, Kenneth A. Dursht, and Teresa B. Riggin, or any of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM International Equity series of GAM Funds, Inc. (“GAM International Equity”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on January 25, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

          The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM INTERNATIONAL EQUITY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

          If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD AND DETACH HERE

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE   [X]

           Proposal 1:           To approve a new investment advisory agreement between the Company and GAM International Management Limited with respect to GAM International Equity.

For	Against	Abstain
[_]	[_]	[_]

               Proposal 3:           To approve the change in fundamental investment restriction number 8 of GAM International Equity to allow GAM International Equity to invest equally in open-end and closed-end investment companies.

For	Against	Abstain
[_]	[_]	[_]

               Proposal 4:           To approve the change of fundamental investment restriction number 11 of GAM International Equity to allow GAM International Equity to invest in commodities and commodity futures contracts without regard to current margin restrictions thereon.

For	Against	Abstain
[_]	[_]	[_]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 3 AND 4.

            Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________	Date: __________

Signature(s): ____________________

Note:	Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAM ASIA-PACIFIC EQUITY
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JANUARY 25, 2006

           The undersigned hereby appoints Joseph Cheung, Kenneth A. Dursht, and Teresa B. Riggin, or any of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM Asia-Pacific Equity series of GAM Funds, Inc. (“GAM Asia-Pacific Equity”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on January 25, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

          The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM ASIA-PACIFIC EQUITY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

          If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD AND DETACH HERE

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE   [X]

           Proposal 1:           To approve a new investment advisory agreement between the Company and GAM International Management Limited with respect to GAM Asia-Pacific Equity.

For	Against	Abstain
[_]	[_]	[_]

          Proposal 3:           To approve the change in fundamental investment restriction number 8 of GAM Asia-Pacific Equity to allow GAM Asia-Pacific Equity to invest equally in open-end and closed-end investment companies.

For	Against	Abstain
[_]	[_]	[_]

          Proposal 4:           To approve the change of fundamental investment restriction number 11 of GAM Asia-Pacific Equity to allow GAM Asia-Pacific Equity to invest in commodities and commodity futures contracts without regard to current margin restrictions thereon.

For	Against	Abstain
[_]	[_]	[_]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 3 AND 4.

          Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________	Date: __________

Signature(s): ____________________

Note:	Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAM EUROPEAN EQUITY
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JANUARY 25, 2006

           The undersigned hereby appoints Joseph Cheung, Kenneth A. Dursht, and Teresa B. Riggin, or any of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM European Equity series of GAM Funds, Inc. (“GAM European Equity”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on January 25, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

          The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM EUROPEAN EQUITY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

          If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

          FOLD AND DETACH HERE

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE   [X]

           Proposal 1:           To approve a new investment advisory agreement between the Company and GAM International Management Limited with respect to GAM European Equity.

For	Against	Abstain
[_]	[_]	[_]

          Proposal 3:           To approve the change in fundamental investment restriction number 8 of GAM European Equity to allow GAM European Equity to invest equally in open-end and closed-end investment companies.

For	Against	Abstain
[_]	[_]	[_]

          Proposal 4:           To approve the change of fundamental investment restriction number 11 of GAM European Equity to allow GAM European Equity to invest in commodities and commodity futures contracts without regard to current margin restrictions thereon.

For	Against	Abstain
[_]	[_]	[_]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 3 AND 4.

          Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________	Date: __________

Signature(s): ____________________

Note:	Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAM AMERICAN FOCUS EQUITY
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JANUARY 25, 2006

           The undersigned hereby appoints Joseph Cheung, Kenneth A. Dursht, and Teresa B. Riggin, or any of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM American Focus Equity series of GAM Funds, Inc. (“GAM American Focus Equity”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on January 25, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

          The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM AMERICAN FOCUS EQUITY, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

          If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD AND DETACH HERE

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE   [X]

           Proposal 2:           To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of GAM American Focus Equity.

For	Against	Abstain
[_]	[_]	[_]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

          Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________	Date: __________

Signature(s): ____________________

Note:	Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAMerica
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JANUARY 25, 2006

           The undersigned hereby appoints Joseph Cheung, Kenneth A. Dursht, and Teresa B. Riggin, or any of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAMerica series of GAM Funds, Inc. (“GAMerica”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on January 25, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

     The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAMerica, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

     If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD AND DETACH HERE

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 3 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE   [X]

           Proposal 1:           To approve a new investment advisory agreement between the Company and GAM International Management Limited with respect to GAMerica.

For	Against	Abstain
[_]	[_]	[_]

          Proposal 3:           To approve the change in fundamental investment restriction number 8 of GAMerica to allow GAMerica to invest equally in open-end and closed-end investment companies.

For	Against	Abstain
[_]	[_]	[_]

          Proposal 4:           To approve the change of fundamental investment restriction number 11 of GAMerica to allow GAMerica to invest in commodities and commodity futures contracts without regard to current margin restrictions thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1, 3 AND 4.

          Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________	Date: __________

Signature(s): ____________________

Note:	Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAM GABELLI LONG/SHORT
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JANUARY 25, 2006

           The undersigned hereby appoints Joseph Cheung, Kenneth A. Dursht, and Teresa B. Riggin, or any of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM Gabelli Long/Short series of GAM Funds, Inc. (“GAM Gabelli Long/Short”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on January 25, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

          The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM GABELLI LONG/SHORT, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

          If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD AND DETACH HERE

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 4, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE   [X]

           Proposal 1:           To approve a new investment advisory agreement between the Company and GAM International Management Limited with respect to GAM Gabelli Long/Short.

For	Against	Abstain
[_]	[_]	[_]

          Proposal 4:           To approve the change of fundamental investment restriction number 11 of GAM Gabelli Long/Short to allow GAM Gabelli Long/Short to invest in commodities and commodity futures contracts without regard to current margin restrictions thereon.

For	Against	Abstain
[_]	[_]	[_]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS 1 AND 4.

          Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________	Date: __________

Signature(s): ____________________

Note:	Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.